Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: RTW Retailwinds, Inc., et al

Case No. 20-18445
Reporting Period: August 30, 2020 to October 3, 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	✓	
Schedule of Professional Fees Paid	MOR-1b	✓	
Copies of bank statements		✓	
Cash disbursements journals			
Statement of Operations	MOR-2	✓	
Balance Sheet	MOR-3	✓	
Status of Postpetition Taxes	MOR-4	✓	
Copies of IRS Form 6123 or payment receipt			The Debtors continue to pay post-petition taxes as they become due and are current on those payments.
Copies of tax returns filed during reporting period			
Summary of Unpaid Postpetition Debts	MOR-4	✓	
Listing of aged accounts payable	MOR-4	✓	
Accounts Receivable Reconciliation and Aging	MOR-5	✓	
Debtor Questionnaire	MOR-5	✓	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________ Signature of Debtor — _______________ Date

_______________________ Signature of Joint Debtor — _______________ Date

[signature] Signature of Authorized Individual* — 10/26/20 Date

Robert Shapiro — Printed Name of Authorized Individual

CRO — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 Reporting Period: August 30, 2020 to October 3, 2020 NOTES TO MONTHLY OPERATING REPORT General The report includes activity from the following Debtors and related Case Numbers: General Notes: The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements in the Debtors' Chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in the United States of America ("U.S. GAAP"). This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results on a consolidated basis for the Debtors. The period ended reflects the Debtors fiscal month end which may end on a different day than a calendar month end. The financial information has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts and certain other asset and liability accounts. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future. The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 cases. FORM MOR-1a (04/07)

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 DebtorReporting Period: August 30, 2020 to October 3, 2020 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS CURRENT MONTH ($ in thousands)ACTUAL Note: See MOR 2 & 3 for operating results reported by debtor entity FORM MOR-1 (04/07)

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 Reporting Period: August 30, 2020 to October 3, 2020 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS ($ in thousands) Note: Excludes intercompany activity The Company makes all cash disbursements from Lerner New York, Inc. The table above has allocated these disprusments to each of the debtors based on an estimate of costs paid on each debtor's behalf Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month FORM MOR-1 (04/07)

In re: RTW Retailwinds, Inc., et al

Debtor

Case No. 20-18445

Reporting Period: August 30, 2020 to October 3, 2020

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Debtor Name	Name of Institution	Type of Account	Acct. Number (last 4 digits)		Account Balance as of September 30, 2020
Learner New York, Inc.	Wells Fargo	Deposit Account[2]	3243	$	55,426,368.05
Learner New York, Inc.	Wells Fargo	Concentration Account	8598	$	-
Learner New York, Inc.	Wells Fargo	Utilities Adequate Assurance	4331	$	167,914.29
Learner New York, Inc.	Wells Fargo	Corporate Money Market Sweep	5582	$	-
Total Bank Cash				**$**	**55,594,282.34**

Notes:

1. Balances shown are for all corporate bank accounts only and are as of September 30, 2020

2. Receipts from purchase price of approximately $55.4 net of LCs not included in above balance. Balance to be included above in next month's reporting package.

3. Restricted / Other Cash

a) Approximately $1.2 million sent to Debtor escrow held by Debtor's counsel and not included in the above balance.

b) Approximately $6.1 million in LCs sit in escrow account pending court approval. This is not included in the above balance.

3. Balances shown above are estimated as of September, 30 2020 and may not tie to financial reporing on the Balance Sheet.

FORM MOR-1a
(04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: August 30, 2020 to October 3, 2020

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Advisor	Role	20-Sep	Cumulative Disbursements to Date
Berkeley Research Group	Debtor CRO	$ -	$ -
Cole Schotz	Debtor Bankruptcy Counsel	$ (157,396.95)	$ (157,396.95)
B. Riley	Debtor Investment Banker	$ (40,000.00)	$ (40,000.00)
Prime Clerk	Claims Agent	$ -	$ -
FTI	UCC Financial Advisor	$ -	$ -
Otterbourg	Lender Counsel	$ -	$ -
Pachulski Stang Ziehl & Jones	UCC Co-Counsel	$ -	$ -
Kelley Drye & warren LLP	UCC Co-Counsel	$ -	$ -
Law Offices of Kenneth Baum LLC	Conflicts Counsel	$ -	$ -
Total Payments		**$ (197,396.95)**	**$ (197,396.95)**

FORM MOR-1b
(04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: August 30, 2020 to October 3, 2020

STATEMENT OF OPERATIONS
(Income Statement)

($ in thousands)

	A+B+C+D +E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
Debtor	**Total Consolidated**	**RTW Retailwinds, Inc.**	**Lerner New York Holding, Inc.**	**Lernco, Inc.**	**Lerner New York, Inc.**	**FTF IP Company, Inc.**	**New York & Company, Inc.**	**(Lerner New York w/o LLC)**	**Lerner New York Outlet, LLC**	**Lerner New York FTF, LLC**	**New York & Company Stores, Inc.**	**Lerner New York GC, LLC**	**FTF IP (W/O LLC)**	**Fashion to Figure, LLC**	**FTF GC, LLC**
FEIN	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32- 0586997	83-4307341
NET SALES	**$45,671.35**	**$0.00**	**$0.00**	**$0.00**	**$45,671.35**	**$0.00**	**$0.00**	**$36,646.24**	**$6,698.21**	**$2,326.90**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
BUYING COSTS	$15,576.84	$0.00	$0.00	$0.00	$15,576.84	$0.00	$0.00	$12,001.28	$3,451.05	$124.50	$0.00	$0.00	$0.00	$0.00	$0.00
OCCUPANCY COSTS	($16,342.60)	$0.00	$0.00	$0.00	($16,342.60)	$0.00	$0.00	($6,258.25)	($9,981.35)	($103.00)	$0.00	$0.00	$0.00	$0.00	$0.00
COST OF GOODS SOLD	$34,185.71	$0.00	$0.00	$0.00	$34,185.71	$0.00	$0.00	$27,273.15	$6,004.42	$908.14	$0.00	$0.00	$0.00	$0.00	$0.00
GROSS PROFIT	**$12,251.40**	**$0.00**	**$0.00**	**$0.00**	**$12,251.40**	**$0.00**	**$0.00**	**$3,630.05**	**$7,224.09**	**$1,397.25**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
MARKETING	$1,395.86	$0.00	$0.00	$0.00	$1,395.86	$0.00	$0.00	$882.59	$64.43	$448.84	$0.00	$0.00	$0.00	$0.00	$0.00
STORE SELLING EXPENSES															
STORE CONTROLLABLES	$6,764.63	$0.00	$0.00	$0.00	$6,764.63	$0.00	$0.00	$5,143.78	$1,523.58	$97.27	$0.00	$0.00	$0.00	$0.00	$0.00
STORE MANAGEMENT	$935.95	$0.00	$0.00	$0.00	$935.95	$0.00	$0.00	$789.26	$110.90	$35.80	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER DIRECT EXPENSES	$762.97	$0.00	$0.00	$0.00	$762.97	$0.00	$0.00	$599.66	$95.50	$67.81	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL STORE SELLING EXPENSI	**$8,463.56**	**$0.00**	**$0.00**	**$0.00**	**$8,463.56**	**$0.00**	**$0.00**	**$6,532.70**	**$1,729.98**	**$200.87**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
HOME OFFICE SG&A															
PAYROLL & BENEFITS	$1,521.36	$ 162.27	$ -	$ -	$1,359.10	$0.00	$0.00	$ 1,291.33	$ -	$ 67.76	$0.00	$ -	$ -	$0.00	$0.00
OCCUPANCY & DEPRECIATION	($7,683.58)	$ (7,827.13)	$ -	$ 0.61	$142.34	$0.61	$0.00	$ 133.42	$ -	$ 8.93	$0.00	$ -	$ 0.61	$0.00	$0.00
LEGAL EXPENSES	$72.34	$ 70.75	$ -	$ 1.58	$0.00	$0.00	$0.00	$ -	$ -	$ -	$0.00	$ -	$ -	$0.00	$0.00
INSURANCE	$448.37	$ 448.37	$ -	$ -	$0.00	$0.00	$0.00	$ -	$ -	$ -	$0.00	$ -	$ -	$0.00	$0.00
CONSULTING / OUTSIDE LABOR	($83.07)	$ (93.96)	$ -	$ -	$10.89	$0.00	$0.00	$ 18.70	$ -	$ (7.81)	$0.00	$ -	$ -	$0.00	$0.00
OTHER SG&A	($10,485.36)	$329.21	$0.00	$94,573.04	($105,387.95)	$0.34	$0.00	($100,761.14)	($1,848.72)	($391.43)	$0.00	($2,386.66)	$0.34	$0.00	$ -
TOTAL HOME OFFICE SG&A	**($16,209.93)**	**$ (6,910.48)**	**$0.00**	**$94,575.22**	**($103,875.62)**	**$0.94**	**$0.00**	**($99,317.68)**	**($1,848.72)**	**($322.56)**	**$0.00**	**($2,386.66)**	**$0.94**	**$0.00**	**$0.00**
SG&A ALLOCATION	**$0.00**	**$3,048.30**	**$0.00**	**$25.00**	**($3,073.30)**	**$0.00**	**$0.00**	**($3,073.30)**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
SG&A - OTHER	**$3,498.65**	**$3,474.67**	**$0.00**	**$0.00**	**$23.98**	**$0.00**	**$0.00**	**$825.54**	**($801.56)**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
OPTERATING INCOME / (LOSS)	**$15,103.27**	**$387.52**	**$0.00**	**($94,600.22)**	**$109,316.92**	**($0.94)**	**$0.00**	**$97,780.20**	**$8,079.96**	**$1,070.10**	**$0.00**	**$2,386.66**	**($0.94)**	**$0.00**	**$0.00**
INTEREST EXPENSE, NET	**$10.29**	**$0.00**	**$0.00**	**$0.00**	**$10.29**	**$0.00**	**$0.00**	**$10.29**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$0.00**
INCOME TAX EXPENSE	**$0.00**	**$0.00**	**$0.00**	**$126.55**	**($128.32)**	**$1.77**	**$0.00**	**($128.32)**	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**$1.77**	**$0.00**	**$0.00**
NET INCOME	**$15,092.97**	**$387.52**	**$0.00**	**($94,726.77)**	**$109,434.94**	**($2.71)**	**$0.00**	**$97,898.23**	**$8,079.96**	**$1,070.10**	**$0.00**	**$2,386.66**	**($2.71)**	**$0.00**	**$0.00**

Notes:
1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month
2. Results shown have not been audited and are based on Managements estimates which may include monthly pro rata estimates

FORM MOR-2
(04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: August 30, 2020 to October 3, 2020

BALANCE SHEET

($ in thousands)

	A+B+C+D +E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
	Total Consolidated	**RTW Retailwinds, Inc.**	**Lerner New York Holding, Inc.**	**Lernco, Inc.**	**Lerner New York, Inc.**	**FTF IP Company, Inc.**	**New York & Company, Inc.**	**(Lerner New York w/o LLC)**	**Lerner New York Outlet, LLC**	**Lerner New York FTF, LLC**	**New York & Company Stores, Inc.**	**Lerner New York GC, LLC**	**FTF IP (W/O LLC)**	**Fashion to Figure, LLC**	**FTF GC, LLC**
	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32- 0586997	83-4307341
Assets															
Current assets:															
Cash and cash equivalents	$112,004.80	($292.05)	$0.00	$11.40	$112,173.32	$112.14	$0.00	$112,201.27	($24.32)	($3.62)	$0.00	$0.00	$112.14	$0.00	$0.00
Restricted cash	$5,006.26	$4,505.00	$0.00	$0.00	$501.26	$0.00	$0.00	$501.26	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accounts receivable	$806.33	$55.90	$0.00	$0.00	$750.42	$0.00	$0.00	$750.47	($0.05)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income tax receivable	$78.51	$0.00	$0.00	$0.00	$78.51	$0.00	$0.00	$78.51	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Inventories	($0.00)	$0.00	$0.00	$0.00	($0.00)	$0.00	$0.00	($0.00)	$0.00	$0.00	$0.00	$0.00	$1.25	$0.00	$0.00
Total prepaid expenses	$4,246.03	$3,387.42	$0.00	$26.33	$831.03	$1.25	$0.00	$659.59	$0.00	$171.44	$0.00	$0.00	$1.25	$0.00	$0.00
Deferred tax assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total current assets	**$122,141.93**	**$7,656.27**	**$0.00**	**$37.73**	**$114,334.54**	**$113.39**	**$0.00**	**$114,191.09**	**($24.37)**	**$167.82**	**$0.00**	**$0.00**	**$113.39**	**$0.00**	**$0.00**
Property and equipment, net	$117.02	$0.00	$0.00	$0.00	$117.02	$0.00	$0.00	$117.02	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Operating lease assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intangible assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Deferred income taxes	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other assets	$550.57	$275.84	$0.00	$0.00	$274.73	$0.00	$0.00	$219.17	$52.14	$3.42	$0.00	$0.00	$0.00	$0.00	$0.00
Investments in subsidiaries	$0.00	$199,272.25	($199,272.25)	$0.00	($0.10)	$0.10	$0.00	($0.10)	$0.00	$0.00	$0.00	$0.00	$0.10	$0.00	$0.00
Total assets	**$122,809.51**	**$207,204.36**	**($199,272.25)**	**$37.73**	**$114,726.19**	**$113.49**	**$0.00**	**$114,527.19**	**$27.77**	**$171.24**	**$0.00**	**$0.00**	**$113.49**	**$0.00**	**$0.00**
Liabilities and stockholders' equity															
Current liabilities:															
Current portion, long-term debt	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total accounts payable	$116,322.94	$4,043.65	$0.00	$0.00	$112,279.29	$0.00	$0.00	$104,680.80	$7,598.48	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accrued expenses	$24,747.99	$2,177.50	$0.00	$101.41	$22,469.07	$0.00	$0.00	$21,225.63	$1,166.57	$76.87	$0.00	$0.00	$0.00	$0.00	$0.00
Current operating lease liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income taxes payable	$0.00	$0.00	$0.00	$842.61	($748.32)	($94.28)	$0.00	($748.32)	$0.00	$0.00	$0.00	$0.00	($94.28)	$0.00	$0.00
Deferred income taxes payable	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Short term borrowing	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current liabilities	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intercompany	$0.00	$106,784.51	($155,821.13)	$37,183.02	$13,532.43	($1,678.83)	$0.00	$81,794.89	($65,789.67)	$1,877.03	$0.00	($4,349.82)	($1,678.83)	$0.00	$0.00
Total current liabilities	**$141,070.92**	**$113,005.66**	**($155,821.13)**	**$38,127.03**	**$147,532.46**	**($1,773.11)**	**$0.00**	**$206,953.00**	**($57,024.62)**	**$1,953.90**	**$0.00**	**($4,349.82)**	**($1,773.11)**	**$0.00**	**$0.00**
Long-term debt, net of current portion	$2,604.48	$0.00	$0.00	$0.00	$2,604.48	$0.00	$0.00	$2,604.48	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Non-current operating lease liability	$52.48	$0.00	$0.00	$0.00	$52.48	$0.00	$0.00	$52.48	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long term deferred tax liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total deferred rent	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total other long - term liablilities	$4,090.47	$1,268.47	$0.00	$290.67	$2,531.33	$0.00	$0.00	$2,531.33	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total liabilities	**$147,818.35**	**$114,274.13**	**($155,821.13)**	**$38,417.70**	**$152,720.76**	**($1,773.11)**	**$0.00**	**$212,141.29**	**($57,024.62)**	**$1,953.90**	**$0.00**	**($4,349.82)**	**($1,773.11)**	**$0.00**	**$0.00**
Stockholders' equity:															
Common stock	$66.65	$66.65	$0.00	$0.00	($0.02)	$0.02	$0.00	($0.02)	$0.00	$0.00	$0.00	$0.00	$0.01	$0.01	$0.01
Additional paid-in capital	$186,938.64	$186,938.64	$0.00	$0.00	($2,250.63)	$2,250.63	$0.00	($34,570.29)	$32,319.66	$0.00	$0.00	$0.00	$2,250.54	$0.09	$0.09
Retained earnings (deficit)	($205,585.30)	($88,990.44)	($43,451.12)	($38,379.97)	($34,399.62)	($364.15)	$0.00	($61,699.51)	$24,732.73	($1,782.66)	$0.00	$4,349.82	($364.05)	($0.10)	($0.10)
Accumulated other comprehensive loss	($1,344.21)	$0.00	$0.00	$0.00	($1,344.21)	$0.00	$0.00	($1,344.21)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Treasury Common Stock	($5,084.62)	($5,084.62)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total stockholders' equity (deficit)	**($25,008.84)**	**$92,930.23**	**($43,451.12)**	**($38,379.97)**	**($37,994.47)**	**$1,886.50**	**$0.00**	**($97,614.02)**	**$57,052.39**	**($1,782.66)**	**$0.00**	**$4,349.82**	**$1,886.50**	**($0.00)**	**($0.00)**
Total liabilities and stockholders' equity (deficit)	**$122,809.51**	**$207,204.36**	**($199,272.25)**	**$37.73**	**$114,726.29**	**$113.39**	**$0.00**	**$114,527.28**	**$27.77**	**$171.24**	**$0.00**	**$0.00**	**$113.39**	**($0.00)**	**($0.00)**

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are not presented on a GAAP basis

FORM MOR-3
(04/07)

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 DebtorReporting Period: August 30, 2020 to October 3, 2020 STATUS OF POSTPETITION TAXES The Debtors continue to pay post-petition taxes as they become due and are current on those payments. If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes. FORM MOR-4 (04/07)

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 DebtorReporting Period: August 30, 2020 to October 3, 2020 SUMMARY OF UNPAID POSTPETITION DEBTS 1. 30 + day aging driven by invoices received late. Balances scheduled to be paid under ordinary course. FORM MOR-4 (04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: August 30, 2020 to October 3, 2020

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Post-Petition Debts Aging Amount	Total
0 - 30 Days Old	675,265
31 - 60 Days Old	-
61 - 90 Days Old	-
91+ Days Old	131,060
Total Post-Petition Debts	**806,325**

Note: Amounts above are continuously reviewed and adjusted from time to time and are net of reserves for doubtful collections.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. The Debtors engaged in a 363 sale during the reporting period.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).		X

FORM MOR-5
(04/07)

Previous Day Composite Report New Previous Day As of 09/30/2020 Company: LERNER NEW YORK INC. User:10/01/2020 09:33 AM ET Commercial Electronic Office®Treasury Information Reporting 9/30/2020822,008.48 Credit TotalCredit Amount4,369,154.77 Debit Transactions 9/30/2020108,864.62 9/30/202020,000.00 9/30/202019,349.15 9/30/202010,000.00 Page: 1

Previous Day Composite Report New Previous Day As of 09/30/2020 Company: LERNER NEW YORK INC. User:10/01/2020 09:33 AM ET Commercial Electronic Office®Treasury Information Reporting 9/30/202010,000.00 9/30/20205,877.88 9/30/20203,322.79 9/30/20201,300.00 3,665,638.41 9/30/2020321,285.65 9/30/2020283,455.09 9/30/202098,775.62 INTL MONEY TRANSFER DEBIT TotalDebit Amount382,230.71 Debit TotalDebit Amount4,369,154.77 Account Net Amount0.00 Currency: USD Credit Transactions Page: 2

Previous Day Composite Report New Previous Day As of 09/30/2020 Company: LERNER NEW YORK INC. User:10/01/2020 09:33 AM ET Commercial Electronic Office®Treasury Information Reporting 9/30/2020244,577.30 9/30/2020114,963.54 9/30/202094,772.24 9/30/202051,159.94 9/30/202013,613.36 9/30/202012,015.35 9/30/20209,726.82 9/30/20204,432.03 9/30/20202,687.50 9/30/20201,106.98 9/30/2020599.00 549,654.06 9/30/2020274,563.42 9/30/20201.00 Credit TotalCredit Amount824,218.48 Debit Transactions 9/30/20202,210.00 Page: 3

Previous Day Composite Report New Previous Day As of 09/30/2020 Company: LERNER NEW YORK INC. User:10/01/2020 09:33 AM ET Commercial Electronic Office®Treasury Information Reporting 9/30/2020822,008.48 Grand Total For Currency: USD Balances ----END OF REPORT ----Page: 4

® Account Account number:4331■ September 1, 2020 - September 30, 2020■ Page 1 of 1 Questions? LERNER NEW YORK INC DEBTOR IN POSSESSION CH11 CASE #20-18448 (NJ) 330 W 34TH ST NEW YORK NY 10001-2406 Call your Customer Service Officer or Client Services 1-800-AT WELLS (1-800-289-3557) 5:00 AM TO 6:00 PM Pacific Time Monday - Friday Online: wellsfargo.com Write: Wells Fargo Bank, N.A. (182) PO Box 63020 San Francisco, CA 94163 Account summary ® WellsOne Account Debits Electronic debits/bank debits EffectivePosted datedateAmountTransaction detail $58.30Total debits Daily ledger balance summary ©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC. (182) Sheet Seq = 0119980 Sheet 00001 of 00001

® Account Account number:5582■ August 29, 2020 - October 2, 2020■ Page 1 of 32 Questions? LERNER NEW YORK, INC.W0 STORES ATTN SALES AUDIT 330 W 34TH ST NEW YORK NY 10001-2406 Call your Customer Service Officer or Client Services 1-800-AT WELLS (1-800-289-3557) 5:00 AM TO 6:00 PM Pacific Time Monday - Friday Online: wellsfargo.com Write: Wells Fargo Bank, N.A. (182) PO Box 63020 San Francisco, CA 94163 Account summary ® WellsOne Account Credits Effective Posted date date Amount Transaction detail (182) Sheet Seq = 0013770 Sheet 00001 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 2 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013771 Sheet 00002 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 3 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013772 Sheet 00003 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 4 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013773 Sheet 00004 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 5 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013774 Sheet 00005 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 6 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013775 Sheet 00006 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 7 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013776 Sheet 00007 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 8 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013777 Sheet 00008 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 9 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013778 Sheet 00009 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 10 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013779 Sheet 00010 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 11 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013780 Sheet 00011 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 12 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013781 Sheet 00012 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 13 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013782 Sheet 00013 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 14 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013783 Sheet 00014 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 15 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013784 Sheet 00015 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 16 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013785 Sheet 00016 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 17 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013786 Sheet 00017 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 18 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013787 Sheet 00018 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 19 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013788 Sheet 00019 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 20 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013789 Sheet 00020 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 21 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013790 Sheet 00021 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 22 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013791 Sheet 00022 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 23 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013792 Sheet 00023 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 24 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013793 Sheet 00024 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 25 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013794 Sheet 00025 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 26 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013795 Sheet 00026 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 27 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013796 Sheet 00027 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 28 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013797 Sheet 00028 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 29 of 32 Effective Posted date date Amount Transaction detail Sheet Seq = 0013798 Sheet 00029 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 30 of 32 Effective Posted date date Amount Transaction detail $929,451.90Total electronic deposits/bank credits $929,451.90Total credits Debits Electronic debits/bank debits EffectivePosted Sheet Seq = 0013799 Sheet 00030 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 31 of 32 Electronic debits/bank debits (continued) EffectivePosted datedateAmountTransaction detail 09/0817,933.88 09/09119,172.86 09/1026,772.18 09/112,744.39 09/1128,496.77 09/143,447.00 09/1417,260.50 09/1587,196.12 09/1657,557.27 09/1730,694.18 09/1857,044.47 09/2135,364.29 09/24106,347.91 09/2450,114.44 09/2427,330.03 09/2521.00 09/2529,185.30 09/2820.00 09/2818,561.74 09/2942,090.06 09/305,239.41 10/014,989.31 10/021,236.09 $1,066,848.08Total electronic debits/bank debits $1,066,848.08Total debits < Business to Business ACH:If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts. Sheet Seq = 0013800 Sheet 00031 of 00032

Account number:5582■ August 29, 2020 - October 2, 2020■ Page 32 of 32 Daily ledger balance summary Average daily ledger balance$47,352.16 ©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC. Sheet Seq = 0013801 Sheet 00032 of 00032

® Account Account number:8598■ September 1, 2020 - September 30, 2020■ Page 1 of 10 Questions? LERNER NEW YORK, INC. DBA NEW YORK & COMPANY CONCENTRATION ACCOUNT 330 W 34TH ST NEW YORK NY 10001-2406 Account summary ® Call your Customer Service Officer or Client Services 1-800-AT WELLS (1-800-289-3557) 5:00 AM TO 6:00 PM Pacific Time Monday - Friday Online: wellsfargo.com Write: Wells Fargo Bank, N.A. (182) PO Box 63020 San Francisco, CA 94163 WellsOne Account Credits Deposits EffectivePosted datedateAmountTransaction detail $218,756.17Total deposits Electronic deposits/bank credits Sheet Seq = 0037588 Sheet 00001 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 2 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037589 Sheet 00002 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 3 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037590 Sheet 00003 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 4 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037591 Sheet 00004 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 5 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037592 Sheet 00005 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 6 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037593 Sheet 00006 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 7 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037594 Sheet 00007 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 8 of 10 Electronic deposits/bank credits (continued) Sheet Seq = 0037595 Sheet 00008 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 9 of 10 Electronic deposits/bank credits (continued) Debits Electronic debits/bank debits Sheet Seq = 0037596 Sheet 00009 of 00010

Account number:8598■ September 1, 2020 - September 30, 2020■ Page 10 of 10 Effective Posted date date Amount Transaction detail $47,468,613.27Total electronic debits/bank debits $47,468,613.27Total debits < Business to Business ACH:If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts. Daily ledger balance summary Average daily ledger balance$0.00 ©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC. Sheet Seq = 0037597 Sheet 00010 of 00010